[LETTERHEAD OF BANK OF AMERICA]

           REPORT ON ASSESSMENT OF COMPLIANCE WITH SERVICING CRITERIA

1. BANK OF AMERICA, N.A. is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities for which BANK OF AMERICA, N.A. acted as servicer involving residential mortgage loans, other than government sponsored entities, housing agencies, foreign transactions or transactions that do not have scheduled interest and/or scheduled principal remittance schedules as outlined in their respective transaction agreements. (the "Platform");
2. BANK OF AMERICA, N.A. has engaged certain vendors (the "Vendors"), none of whom are considered a "servicer" as defined in Item 1101(j) of Regulation AB, to perform specific, limited or scripted activities, and BANK OF AMERICA, N.A. elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;
3. Except as set forth in paragraph 4 below, BANK OF AMERICA, N.A. used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform;
4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to BANK OF AMERICA, N.A. based on the activities it performs with respect to the Platform;
5. BANK OF AMERICA, N.A. has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;
6. BANK OF AMERICA, N.A. has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;
7. BANK OF AMERICA, N.A. has not identified any material deficiency in its policies and procedures to monitor the compliance by Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and
8. PricewaterhouseCoopers LLP, an independent registered public accounting firm has issued an attestation report on BANK OF AMERICA, N.A.'s assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 1, 2007

                            BANK OF AMERICA, N.A.

                            By: /s/ H. Randall Chestnut
                            Name: H. Randall Chestnut
                            Title:   Senior Vice President

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                                                 APPENDIX A

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                                                                                                                  INAPPLICABLE
                                                                                        APPLICABLE                  SERVICING
                                     SERVICING CRITERIA                             SERVICING CRITERIA              CRITERIA
---------------------------------------------------------------------------- ---------------------------------- ------------------
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                                                                                                 PERFORMED BY
                                                                                                  VENDOR(S)
                                                                                                   FOR WHICH
                                                                                  PERFORMED         BANK OF
                                                                                  DIRECTLY         AMERICA,
                                                                                     BY           N.A. IS THE
                                                                              BANK OF AMERICA,    RESPONSIBLE
 REFERENCE                              CRITERIA                                    N.A.             PARTY
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                               GENERAL SERVICING CONSIDERATIONS
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
1122(d)(1)(i)       Policies and procedures are instituted to monitor any            X
                    performance or other triggers and events of default in
                    accordance with the transaction agreements.
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1122(d)(1)(ii)      If any material servicing activities are outsourced to
                    third parties, policies and procedures are instituted            X
                    to monitor the third party's performance and
                    compliance with such servicing activities.
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1122(d)(1)(iii)     Any requirements in the transaction agreements to                                                   X
                    maintain a back-up servicer for the mortgage loans are
                    maintained.
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1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in
                    effect on the party participating in the servicing               X
                    function throughout the reporting period in the amount
                    of coverage required by and otherwise in accordance
                    with the terms of the transaction agreements.
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                              CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i)       Payments on mortgage loans are deposited into the
                    appropriate custodial bank accounts and related bank             X
                    clearing accounts no more than two business days
                    following receipt, or such other number of days
                    specified in the transaction agreements.
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1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of an                         X(2)
                    obligor or to an investor are made only by authorized    X(1)
                    personnel.
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1122(d)(2)(iii)     Advances of funds or guarantees regarding collections,
                    cash flows or distributions, and any interest or other           X
                    fees charged for such advances, are made, reviewed and
                    approved as specified in the transaction agreements.
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                    The related accounts for the transaction, such as cash
                    reserve accounts or accounts established as a form of            X
                    overcollateralization, are separately maintained
                    (e.g., with respect to commingling of cash) as set
1122(d)(2)(iv) forth in the transaction agreements.
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1122(d)(2)(v)       Each custodial account is maintained at a federally
                    insured depository institution as set forth in the               X
                    transaction agreements. For purposes of this
                    criterion, "federally insured depository institution"
                    with respect to a foreign financial institution means
                    a foreign financial institution that meets the
                    requirements of Rule 13k-1(b)(1) of the Securities
                    Exchange Act.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
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1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent
                    unauthorized access.                                             X
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1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for
                    all asset-backed securities related bank accounts,               X
                    including custodial accounts and related bank clearing
                    accounts. These reconciliations are (A) mathematically
                    accurate; (B) prepared within 30 calendar days after
                    the bank statement cutoff date, or such other number
                    of days specified in the transaction agreements; (C)
                    reviewed and approved by someone other than the person
                    who prepared the reconciliation; and (D) contain
                    explanations for reconciling items. These reconciling
                    items are resolved within 90 calendar days of their
                    original identification, or such other number of days
                    specified in the transaction agreements.
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                              INVESTOR REMITTANCES AND REPORTING
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1122(d)(3)(i)       Reports to investors, including those to be filed with
                    the Commission, are maintained in accordance with the
                    transaction agreements and applicable Commission
                    requirements. Specifically, such reports (A) are         X(3)
                    prepared in accordance with timeframes and other terms
                    set forth in the transaction agreements; (B) provide
                    information calculated in accordance with the terms
                    specified in the transaction agreements; (C) are filed
                    with the Commission as required by its rules and
                    regulations; and (D) agree with investors' or the
                    trustee's records as to the total unpaid principal
                    balance and number of mortgage loans serviced by the
                    Servicer.
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1122(d)(3)(ii)      Amounts due to  investors  are  allocated  and
                    remitted  in   accordance   with   timeframes,
                    distribution priority and X(4) other terms set
                    forth in the transaction agreements.
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                    Disbursements  made to an investor  are posted
                    within  two  business  days to the  Servicer's
                    investor  records,  X or such other  number of
                    days specified in the
1122(d)(3)(iii) transaction agreements.
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                    Amounts remitted to investors per the investor reports
                    agree with cancelled checks, or other form of payment,           X
1122(d)(3)(iv) or custodial bank statements.
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                                   POOL ASSET ADMINISTRATION
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1122(d)(4)(i)       Collateral or security on mortgage loans is maintained
                    as required by the transaction agreements or related             X
                    mortgage loan documents.
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                    Mortgage loan and related documents are safeguarded as
1122(d)(4)(ii)      required by the transaction agreements                           X
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1122(d)(4)(iii)     Any additions, removals or substitutions to the asset
                    pool are made, reviewed and approved in accordance               X
                    with any conditions or requirements in the transaction
                    agreements.
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1122(d)(4)(iv)      Payments on mortgage loans, including any payoffs,                           X(6)
                    made in accordance with the related mortgage loan
                    documents are posted to the Servicer's obligor records   X(5)
                    maintained no more than two business days after
                    receipt, or such other number of days specified in the
                    transaction agreements, and allocated to principal,
                    interest or other items (e.g., escrow) in accordance
                    with the related mortgage loan documents.
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1122(d)(4)(v)       The Servicer's records regarding the mortgage loans
                    agree with the Servicer's records with respect to an             X
                    obligor's unpaid principal balance.
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1122(d)(4)(vi)      Changes with respect to the terms or status of an
                    obligor's mortgage loans (e.g., loan modifications or            X
                    re-agings) are made, reviewed and approved by
                    authorized personnel in accordance with the
                    transaction agreements and related pool asset
                    documents.
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1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance
                    plans, modifications and deeds in lieu of foreclosure,           X
                    foreclosures and repossessions, as applicable) are
                    initiated, conducted and concluded in accordance with
                    the timeframes or other requirements established by
                    the transaction agreements.
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1122(d)(4)(viii)    Records documenting collection efforts are maintained
                    during the period a mortgage loan is delinquent in
                    accordance with the transaction agreements. Such                 X
                    records are maintained on at least a monthly basis, or
                    such other period specified in the transaction
                    agreements, and describe the entity's activities in
                    monitoring delinquent mortgage loans including, for
                    example, phone calls, letters and payment rescheduling
                    plans in cases where delinquency is deemed temporary
                    (e.g., illness or unemployment).
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1122(d)(4)(ix)      Adjustments to interest rates or rates of return for
                    mortgage loans with variable rates are computed based            X
                    on the related mortgage loan documents.
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1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such
                    as escrow accounts): (A) such funds are analyzed, in
                    accordance with the obligor's mortgage loan documents,
                    on at least an annual basis, or such other period                X
                    specified in the transaction agreements; (B) interest
                    on such funds is paid, or credited, to obligors in
                    accordance with applicable mortgage loan documents and
                    state laws; and (C) such funds are returned to the
                    obligor within 30 calendar days of full repayment of
                    the related mortgage loans, or such other number of
                    days specified in the transaction agreements.
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1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or                        X(8)
                    insurance payments) are made on or before the related
                    penalty or expiration dates, as indicated on the         X(7)
                    appropriate bills or notices for such payments,
                    provided that such support has been received by the
                    Servicer at least 30 calendar days prior to these
                    dates, or such other number of days specified in the
                    transaction agreements.
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1122(d)(4)(xii)     Any late payment penalties in connection with any                            X(10)
                    payment to be made on behalf of an obligor are paid      X(9)
                    from the Servicer's funds and not charged to the
                    obligor, unless the late payment was due to the
                    obligor's error or omission.
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                    Disbursements made on behalf of an obligor are posted
                    within two business days to the obligor's records        X(11)
                    maintained by the Servicer, or such other number of                          X(12)
1122(d)(4)(xiii) days specified in the transaction agreements.
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1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts
                    are recognized and recorded in accordance with the               X
                    transaction agreements.
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                    Any  external  enhancement  or other  support,
                    identified in Item  1114(a)(1)  through (3) or
                    Item 1115 of X Regulation AB, is maintained as
                    set forth in the
1122(d)(4)(xv) transaction agreements.
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(1)  Bank of America,  N.A. under  criterion 1122 (d) (2) (ii) makes  authorized disbursements on behalf of an obligor for escrowed amounts and to investors for their  disbursements  except for  specific,  limited  instances the tax monitoring vendors make disbursements on behalf of an obligor.

(2) Under criterion 1122 (d) (2) (ii), in specific, limited instances the tax monitoring vendors make disbursements on behalf of an obligor.

(3) Criterion under 1122 (d) (3) (i) (b) are performed either by Bank of America, N.A. or another participant in the servicing function as described in the transaction agreements. Criterion under 1122 (d) (3) (i) (a)(,) (c) and (d) are performed by another party participating in the servicing function as described in the transaction agreements.

(4) Under criterion 1122 (d) (3) (ii) remittances may be made either directly to the investor by Bank of America, N.A. or another participant in the servicing function as described in the transaction agreements. Another party participating in the servicing function is responsible for allocations and distribution priorities as described in the transaction agreements.

(5) Bank of America, N.A. performs the entire criterion 1122 (d) (4) (iv) except for the lockbox function, which is a specific, limited activity performed by a vendor.

(6)  A vendor  performs  only the lockbox  function for  criterion  1122 (d) (4)
     (iv).

(7)  Bank of America, N.A. performs all of the functions under criterion 1122(d)
     (4) (xi) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.

(8) A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122 (d) (4) (xi).

(9)  Bank of America,  N.A.  performs all of the functions  under criterion 1122
     (d) (4) (xii) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.

(10) A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122(d) (4) (xii).

(11) Bank of America, N.A. performs all of the functions under criterion 1122(d)
     (4) (xiii) except for specific, limited tax and insurance monitoring and disbursement activity performed by vendors.

(12) A vendor performs specific, limited tax and insurance monitoring and disbursement functions for criterion 1122(d) (4) (xiii).